EXHIBIT 99.1

PROSPECTUS




                     [RETAIL HOLDRS(SM) TRUST LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                              Retail HOLDRS(SM) Trust



         The Retail HOLDRS(SM) Trust issues Depositary Receipts called Retail HOLDRS(SM) representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, sell retail merchandise to consumers through traditional retail stores, the Internet, mail order catalogs and other outlets. The Bank of New York is the trustee. You only may acquire, hold or transfer Retail HOLDRS in a round-lot amount of 100 Retail HOLDRS or round-lot multiples. Retail HOLDRS are separate from the underlying common stocks that are represented by the Retail HOLDRS. For a list of the names and the number of shares of the companies that make up a Retail HOLDR, see "Highlights of Retail HOLDRS--The Retail HOLDRS" starting on page 9. The trust will issue the additional Retail HOLDRS on a continuous basis.


         Investing in Retail HOLDRS involves significant risks. See "Risk Factors" starting on page 4.


         Retail HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Retail HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.


         The Retail HOLDRS are listed on the American Stock Exchange under the symbol "RTH". On October 20, 2004, the last reported sale price of the Retail HOLDRS on the American Stock Exchange was $92.34.

                                 ---------------


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                 The date of this prospectus is October 25, 2004


     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                            Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS

                                                                            Page

SUMMARY........................................................................3
RISK FACTORS...................................................................4
HIGHLIGHTS OF RETAIL HOLDRS....................................................9
THE TRUST.....................................................................16
DESCRIPTION OF RETAIL HOLDRS..................................................16
DESCRIPTION OF THE UNDERLYING SECURITIES......................................17
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT.................................19
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.................................23
ERISA CONSIDERATIONS..........................................................27
PLAN OF DISTRIBUTION..........................................................27
LEGAL MATTERS.................................................................27
WHERE YOU CAN FIND MORE INFORMATION...........................................27


                                 ---------------

         This prospectus contains information you should consider when making your investment decision. With respect to information about Retail HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Retail HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Retail HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Retail HOLDRS or of the underlying securities through an investment in the Retail HOLDRS.


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


                                     SUMMARY

         The Retail HOLDRS Trust was formed under the depositary trust agreement, dated as of March 12, 2001, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Retail HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that, at the time of the initial offering, among other things, sold retail merchandise to consumers through traditional retail stores, the Internet, mail order catalogs and other outlets. The number of shares of each company's common stock held by the trust with respect to each round-lot of Retail HOLDRS is specified under "Highlights of Retail HOLDRS--The Retail HOLDRS." This group of common stocks and the securities of any company that may be added to the Retail HOLDRS are collectively referred to in this prospectus as the securities or the underlying securities. There are currently 20 companies included in the Retail HOLDRS, which may change as a result of reconstitution events, distributions of securities by the underlying issuers or other events. The Retail HOLDRS are separate from the underlying common stocks that are represented by the Retail HOLDRS. On October 20, 2004, there were 4,563,200 Retail HOLDRS outstanding.

                                  RISK FACTORS

         An investment in Retail HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Retail HOLDRS, including the risks associated with concentrated investments in the retailing industry.

General Risk Factors

         o Loss of investment. Because the value of Retail HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Retail HOLDRS if the underlying securities decline in value.

         o Discount trading price. Retail HOLDRS may trade at a discount to the aggregate value of the underlying securities.

         o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Retail HOLDRS or other corporate events, such as mergers, a Retail HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Retail HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

         o Not necessarily representative of the retailing industry. At the time of the initial offering, the companies included in Retail HOLDRS were generally considered to be involved in various aspects of the retailing industry. However, the market price of the underlying securities and the Retail HOLDRS may not necessarily follow the price movements of the entire retailing industry generally. If the underlying securities decline in value, your investment in the Retail HOLDRS will decline in value even if the market price of the securities of companies in the retailing industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Retail HOLDRS may not be involved in the retailing industry. In this case, the Retail HOLDRS may no longer consist of securities issued only by companies involved in the retailing industry.

         o Not necessarily comprised of solely retail companies. As a result of distributions of securities by companies included in the Retail HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Retail HOLDRS and that are not involved in the retail industry may be included in the Retail HOLDRS. The securities of a new company will only be distributed from the Retail HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Retail HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sector classifications, the use of GICS sectors to determine whether a new company will be included in the Retail HOLDRS provides no assurance that each new company included in the Retail HOLDRS will be involved in the retail industry. Currently, the underlying securities included in the Retail HOLDRS are represented in the Consumer Discretionary and Consumer Staples GICS sectors. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Retail HOLDRS yet not be involved in the retail industry. In addition the GICS sector classifications of securities included in the Retail HOLDRS may change over time if the companies that issued these securities change their focus of


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               operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both. Therefore, additional GICS sectors may be represented in the Retail HOLDRS, which may also result in the inclusion in the Retail HOLDRS of the securities of a new company that is not involved in the retail industry.

         o No investigation of underlying securities. The underlying securities initially included in the Retail HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of securities in the retailing industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Retail HOLDRS Trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

         o Loss of Diversification. As a result of industry developments, reorganizations, or market fluctuations affecting the issuers of the underlying securities, Retail HOLDRS may not necessarily continue to be a diversified investment in the retailing industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution or securities from, or the inclusion of additional securities in, Retail HOLDRS may reduce diversification. Retail HOLDRS may represent a concentrated investment in one or more of the underlying securities, which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

         o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Retail HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Retail HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Retail HOLDRS will involve payment of a cancellation fee to the trustee.

         o Trading halts. Trading in Retail HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Retail HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Retail HOLDRS, you will not be able to trade Retail HOLDRS and you will only be able to trade the underlying securities if you cancel your Retail HOLDRS and receive each of the underlying securities.

         o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Retail HOLDRS. If the Retail HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Retail HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Retail HOLDRS are delisted. There are currently 20 companies whose securities are included in the Retail HOLDRS.

         o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Retail HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking and other activities, and may provide services to issuers of the underlying securities in connection with its business.


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


         o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Retail HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Retailing Industry

         o Retail companies operate in a highly competitive industry and face intense price competition. The retailing industry is highly competitive with numerous industry participants. The companies included in the Retail HOLDRS compete with general merchandise, apparel and household merchandise retailers, Internet retailers, discount retailers, television direct marketers and mail-order catalog retailers. Some of the principal factors which retail companies must address to remain competitive include:

               o    merchandise selection and quality;

               o    brand recognition;

               o    price;

               o    convenience;

               o    customer service; and

               o    timely product delivery.

               Retail companies may also face increased pricing pressure as more retail outlets, especially electronic-commerce retailers and discount retailers, are established that are able to offer similar merchandise at reduced prices. If any of the companies included in the Retail HOLDRS fail to successfully compete and maintain customer satisfaction and market share, its stock price may decline and will negatively affect the market price of the Retail HOLDRS.

         o The companies in the Retail HOLDRS may be subject to seasonal and quarterly variations in the retailing industry. The apparel and general merchandise segments of the retailing industry have historically been subject to significant seasonal and quarterly variations. Many retailers derive a significant portion of their annual revenue during the months of November and December. In anticipation of increased sales activity during this period many retail companies incur significant additional expenses. If the demand during November and December is miscalculated, a retail company could have significant excess inventory, which would have an adverse affect on its financial performance. In addition, a significant shortfall in sales during November and December would have an adverse impact on the results of operations of a retail company. Any seasonal or quarterly fluctuations that a retail company reports may not match the expectations of market analysts and investors. This, along with any changes in the expectations of consumer demand, could cause the market price of the Retail HOLDRS to fluctuate significantly.

         o Retail companies' revenues may be adversely affected by general economic factors. General economic factors in the markets in which retail companies operate, many of which are beyond their control, may nevertheless materially adversely affect company forecasts and actual performance. These factors include:

               o    interest rates;

               o    difficulty in obtaining additional financing;


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


               o    recession;

               o    inflation and deflation;

               o    consumer credit availability and debt levels;

               o    tax rates and policy;

               o    unemployment trends; and

               o other matters that influence consumer confidence and spending.

               These factors may negatively affect consumer spending and confidence and result in reduced revenues for retail companies. As many of the companies included in the Retail HOLDRS are apparel and general merchandise retailers that rely on consumers' purchases of discretionary items for a significant portion of their sales, during periods where disposable income is lower or during periods of economic uncertainty, consumer purchases of these items may decline. As a result, retail companies may be more adversely affected by a cyclical downturn in the economy than other companies. In addition, increased volatility in financial markets may cause these factors to change with a greater degree of frequency and magnitude.

         o Companies whose securities are included in the Retail HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in the Retail HOLDRS. Companies whose securities are included in Retail HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Retail HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services or reduce or terminate their operations generally. Any of these actions may reduce the market price of stocks in the retailing industry.

         o Other broad market and industry factors may decrease the stock price of retail stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions, such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of retailing stocks. Current economic conditions have adversely affected employment and other significant elements of the economy that drive productivity and the financial strength of businesses. These economic conditions could have a material adverse affect on retail sales and, as a result, the financial condition and results of operations of companies whose common stocks are included in Retail HOLDRS.

         o Many of the companies included in the Retail HOLDRS are dependent on third party suppliers and distribution systems. Many of the companies included in the Retail HOLDRS purchase merchandise both directly from brand owners and indirectly from retailers and third party suppliers. These companies may also be dependent upon suppliers for the products used for their own brand name merchandise. Reliance on third party suppliers subjects retail companies to risks of delivery delays, price increases and receipt of non-conforming or poor quality merchandise. The purchase of merchandise from parties other than the brand owners also increases the risk that a retail company could mistakenly purchase and sell non-authentic or damaged goods, which may expose them to liability. In addition, many of the companies in the Retail HOLDRS use third party distributors and transportation providers over which they have no control to deliver and transport their merchandise. If


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


               retail companies encounter problems with their suppliers or distributors, their reputation could be harmed and their operations and financial conditions could be adversely affected.

         o Unexpected changes in consumer trends can affect the business of retail companies. Consumer trends can change rapidly, and the retail business is sensitive to these changes. The consumer companies included in the Retail HOLDRS may not accurately anticipate shifts in consumer trends and adjust their merchandise mix to appeal to changing consumer tastes in a timely manner. If a company misjudges the market for its products or is unsuccessful in responding to changes in consumer trends or in market demand, the retail company could experience insufficient or excess inventory levels or higher markdowns, any of which would have a material adverse effect on its business, financial condition and results of operations and could adversely affect the price of the Retail HOLDRS.

         o Retail companies may be unable to protect their intellectual property rights and may be liable for infringing the intellectual property rights of others. Third parties may infringe or misappropriate the trademarks or other proprietary rights of the retail companies included in the Retail HOLDRS, which could have a material adverse effect on their business, results of operations or financial condition. Retail companies could also incur substantial costs in asserting and defending their intellectual property or proprietary rights. In addition, third parties may assert infringement claims against companies included in the Retail HOLDRS for infringement or misappropriation of their proprietary rights. These claims and any resulting litigation, if it occurs, could subject companies included in the Retail HOLDRS to significant liability for damages and may also result in limitations on the ability to use the intellectual property subject to the claim.


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                           HIGHLIGHTS OF RETAIL HOLDRS

         This discussion highlights information regarding Retail HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Retail HOLDRS.

Issuer................................  Retail HOLDRS Trust.

The trust.............................  The Retail HOLDRS Trust was formed under the depositary trust agreement, dated as of March 12, 2001 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Retail HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor.....................  Merrill Lynch, Pierce, Fenner & Smith
                                        Incorporated.

Trustee...............................  The Bank of New York, a New York
                                        state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Retail HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf the holders of Retail HOLDRS.

Purpose of Retail HOLDRS..............  Retail HOLDRS are designed to achieve the following:

                                        Diversification. Retail HOLDRS are
                                        designed to allow you to diversify your
                                        investments in the retailing industry
                                        through a single, exchange-listed
                                        instrument representing your undivided
                                        beneficial ownership of the underlying
                                        securities.

                                        Flexibility. The beneficial owners of
                                        Retail HOLDRS have undivided beneficial
                                        ownership interests in each of the
                                        underlying securities represented by the
                                        Retail HOLDRS, and can cancel their
                                        Retail HOLDRS to receive each of the
                                        underlying securities represented by the
                                        Retail HOLDRS.

                                        Transaction costs. The expenses
                                        associated with buying and selling
                                        Retail HOLDRS in the secondary market
                                        are expected to be less than separately
                                        buying and selling each of the
                                        underlying securities in a traditional
                                        brokerage account with transaction-based charges.

Trust assets..........................  The trust holds securities issued by specified companies that, when initially selected, were in the retailing industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and
                                        "--Reconstitution events." There are
                                        currently 20 companies included in the
                                        Retail HOLDRS.

                                        The trust's assets may increase or
                                        decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Retail HOLDRS.....................  The trust has issued, and may continue to issue, Retail HOLDRS that represent
                                        your undivided beneficial ownership
                                        interest in the shares of U.S.-traded
                                        securities held by the trust on your
                                        behalf. The Retail


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                                        HOLDRS themselves are separate from the
                                        underlying securities that are
                                        represented by the Retail HOLDRS.

                                        The following table provides:

                                             -    the names of the 20 issuers of
                                                  the underlying securities
                                                  currently represented by the
                                                  Retail HOLDRS,

                                             -    stock ticker symbols,

                                             -    share amounts represented by a
                                                  round-lot of 100 Retail
                                                  HOLDRS, and

                                             -    the principal U.S. market on
                                                  which the underlying
                                                  securities are traded.

                                                                                     Share         Primary
                              Name of Company                         Ticker        Amounts    Trading Market
           ----------------------------------------------             ------       ---------   --------------
           Albertson's, Inc.                                           ABS             8            NYSE
           Amazon.com, Inc.                                            AMZN            7         Nasdaq NMS
           Best Buy Co., Inc.                                          BBY             6            NYSE
           Costco Wholesales Corporation                               COST            8         Nasdaq NMS
           CVS Corporation                                             CVS             7            NYSE
           Federated Department Stores                                  FD             4            NYSE
           Kohl's Corporation                                          KSS             6            NYSE
           Lowe's Companies, Inc.                                      LOW            14            NYSE
           RadioShack Corporation                                      RSH             3            NYSE
           Safeway Inc.                                                SWY             9            NYSE
           Sears, Roebuck and Co.                                       S              6            NYSE
           Target Corporation                                          TGT            16            NYSE
           The Gap, Inc.                                               GPS            16            NYSE
           The Home Depot, Inc.                                         HD            40            NYSE
           The Kroger Co.                                               KR            15            NYSE
           The Limited, Inc.                                           LTD             8            NYSE
           The May Department Stores Company                           MAY             6            NYSE
           The TJX Companies, Inc.                                     TJX            10            NYSE
           Walgreen Co.                                                WAG            19            NYSE
           Wal-Mart Stores, Inc.                                       WMT            36            NYSE

                                        The companies whose common stocks were
                                        included in the Retail HOLDRS at the
                                        time Retail HOLDRS were originally
                                        issued were generally considered to be
                                        among the 20 largest and most liquid
                                        companies with U.S.-traded securities
                                        involved in the retailing industry, as
                                        measured by market capitalization and
                                        trading volume on January 24, 2001. The
                                        market capitalization of a company is
                                        determined by multiplying the market
                                        price of its common stock by the number
                                        of its outstanding shares of common
                                        stock.

                                        The trust will only issue and cancel,
                                        and you may only obtain, hold, trade or
                                        surrender Retail HOLDRS in a round-lot
                                        of 100 Retail HOLDRS and round-lot
                                        multiples. The trust will only issue
                                        Retail HOLDRS upon the deposit of the
                                        whole shares represented by a round-lot
                                        of 100 Retail HOLDRS. In the event that
                                        a fractional share comes to be
                                        represented by a round-lot of Retail
                                        HOLDRS, the trust may require a minimum
                                        of more than one round-lot of 100 Retail
                                        HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Retail HOLDRS.

                                        The number of outstanding Retail HOLDRS
                                        will increase and decrease as a result
                                        of in-kind deposits and withdrawals of
                                        the underlying securities. The trust
                                        will stand ready to issue additional
                                        Retail HOLDRS on a continuous basis when an investor deposits the required securities with the trustee.


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


Purchases.............................  You may acquire Retail HOLDRS in two ways:

                                           o    through an in-kind deposit of
                                                the required number of
                                                securities of the underlying
                                                issuers with the trustee, or

                                           o    through a cash purchase in the
                                                secondary trading market.

Issuance and cancellation
   fees...............................  If you wish to create Retail HOLDRS by delivering to the trust the requisite
                                        securities represented by a round-lot of 100 Retail HOLDRS, The Bank of New York, as trustee, will charge you an issuance fee of up to $10.00 for each round-lot of 100 Retail HOLDRS. If you wish to cancel your Retail HOLDRS and withdraw your underlying securities, The Bank of New York, as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Retail HOLDRS.

Commissions...........................  If you choose to deposit underlying securities in order to receive Retail
                                        HOLDRS, you will be responsible for
                                        paying any sales commission associated
                                        with your purchase of the underlying
                                        securities that is charged by your
                                        broker in addition to the issuance fee
                                        charged by the trustee, described above.

Custody fees..........................  The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                        custody fee of $2.00 for each round-lot
                                        of 100 Retail HOLDRS, to be deducted
                                        from any cash dividend or other cash
                                        distributions on underlying securities
                                        received by the trust. With respect to
                                        the aggregate custody fee payable in any calendar year for each Retail HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
  Retail HOLDRS.......................  You have the right to withdraw the underlying securities upon request by
                                        delivering a round-lot or integral
                                        multiple of a round-lot of Retail HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes, and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Retail HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Retail HOLDRS themselves will not have voting rights.

Rights relating to the
   underlying securities..............  Retail HOLDRS represents your beneficial ownership of the underlying securities.
                                        Owners of Retail HOLDRS have the same
                                        rights and privileges as if they owned
                                        the underlying securities beneficially
                                        outside of Retail HOLDRS. These include
                                        the right to instruct the trustee to
                                        vote the underlying securities or you
                                        may attend shareholder meetings
                                        yourself, the right to receive any
                                        dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Retail HOLDRS and the right to surrender Retail HOLDRS to receive the underlying securities. Retail HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the securities Exchange Act of 1934. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Retail HOLDRS. However, due to the nature of Retail HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Retail HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                        A holder of Retail HOLDRS is not a
                                        registered owner of the underlying
                                        securities. In order to become a
                                        registered owner, a holder of Retail
                                        HOLDRS would need to surrender their
                                        Retail HOLDRS, pay the applicable fees
                                        and expenses, receive all of the
                                        underlying securities and follow the
                                        procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                        You retain the right to receive any
                                        reports and communications that the
                                        issuers of underlying securities are
                                        required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Retail HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Retail HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                        The depositary trust agreement entitles
                                        you to receive, subject to certain
                                        limitations and net of any fees and
                                        expenses of the trustee, any
                                        distributions of cash (including
                                        dividends), securities or property made
                                        with respect to the underlying
                                        securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Retail HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit or may lapse.

                                        There may be a delay between the time
                                        any cash or other distribution is
                                        received by the trustee with respect to
                                        the underlying securities and the time
                                        such cash or other distributions are
                                        distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Retail HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                        If you wish to participate in a tender
                                        offer for any of the underlying
                                        securities, or any form of stock
                                        repurchase program by an issuer of an
                                        underlying security, you must surrender
                                        your Retail HOLDRS (and pay the
                                        applicable fees and expenses) and
                                        receive all of your underlying
                                        securities in exchange for your Retail
                                        HOLDRS. For specific information about
                                        obtaining your underlying securities,
                                        you should read the discussion under the caption "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

 Ownership rights in
  fractional shares in the
  underlying securities...............  As a result of distributions of securities by companies included in the
                                        Retail HOLDRS or other corporate events, such as mergers, a Retail HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                        In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Retail HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Retail HOLDRS are outstanding and each round-lot of 100 Retail HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Retail HOLDRS. If holders of 50,000 round-lots of 100 Retail HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Retail HOLDRS vote their underlying securities vote "no," there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events.................  The depositary trust agreement provides for the automatic distribution of
                                        underlying securities from the Retail
                                        HOLDRS to you in the following four
                                        circumstances:

                                            A.    If an issuer of underlying
                                                  securities no longer has a
                                                  class of securities registered
                                                  under section 12 of the
                                                  Securities Exchange Act of
                                                  1934, then the trustee will
                                                  distribute the shares of that
                                                  company to the owners of the
                                                  Retail HOLDRS.

                                            B.    If the SEC finds that an
                                                  issuer of underlying
                                                  securities should be
                                                  registered as an investment
                                                  company under the Investment
                                                  Company Act of 1940, and the
                                                  trustee has actual knowledge
                                                  of the SEC finding, then its
                                                  securities will no longer be
                                                  an underlying security and the
                                                  trustee will distribute the
                                                  shares of that company to the
                                                  owners of the Retail HOLDRS.

                                            C.    If the underlying securities
                                                  of an issuer cease to be
                                                  outstanding as a result of a
                                                  merger, consolidation or other
                                                  corporate combination, the
                                                  trustee will distribute the
                                                  consideration paid by and
                                                  received from the acquiring
                                                  company or the securities
                                                  received in exchange for the
                                                  securities of the underlying
                                                  issuer whose securities cease
                                                  to be outstanding to the
                                                  beneficial owners of Retail
                                                  HOLDRS only if the distributed
                                                  securities have a different
                                                  Standard & Poor's GICS sector
                                                  classification than any of the
                                                  underlying securities
                                                  represented in the Retail
                                                  HOLDRS at the time of the
                                                  distribution or exchange or if
                                                  the securities received are
                                                  not listed for trading on a
                                                  U.S. national securities
                                                  exchange or through the Nasdaq
                                                  National Market System. In any
                                                  other case, the additional
                                                  securities received will be
                                                  deposited into the trust.

                                            D.    If an issuer's underlying
                                                  securities are delisted from
                                                  trading on a U.S. national
                                                  securities exchange or
                                                  through the Nasdaq National
                                                  Market System and are not
                                                  listed for trading on another
                                                  U.S.

                                                  national securities exchange
                                                  or through the Nasdaq
                                                  National Market System within
                                                  five business days from the
                                                  date the securities are
                                                  delisted.

                                        To the extent a distribution of
                                        underlying securities from the Retail
                                        HOLDRS is required as a result of a
                                        reconstitution event, the trustee will
                                        deliver the underlying security to you
                                        as promptly as practicable after the
                                        date that the trustee has knowledge of
                                        the occurrence of a reconstitution
                                        event.

                                        In addition, securities of a new company will be added to the Retail HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Retail HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                        It is anticipated, as a result of the
                                        broadly defined Standard & Poor's GICS
                                        sectors, that most distributions or
                                        exchanges of securities will result in
                                        the inclusion of new securities in
                                        Retail HOLDRS. The trustee will review
                                        the Standard & Poor's GICS sector
                                        classifications of securities to
                                        determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Retail HOLDRS will be distributed from the Retail HOLDRS to you.

Standard & Poor's sector
   classification.....................  Standard & Poor's Corporation is an
                                        independent source of market information that, among other things, maintains the Global Industry Classification Standard, referred to herein as "GICS," which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector classification. The securities included in the Retail HOLDRS are currently represented in the Consumer Discretionary and Consumer Staples GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the Retail HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events....................  A.   The Retail HOLDRS are delisted
                                             from the American Stock Exchange
                                             and are not listed for trading on
                                             another U.S. national securities
                                             exchange or through the Nasdaq
                                             National Market System within five
                                             business days from the date the
                                             Retail HOLDRS are delisted.

                                        B.   The trustee resigns and no
                                             successor trustee is appointed
                                             within 60 days from the date
                                             the trustee provides notice to
                                             Merrill Lynch, Pierce, Fenner &
                                             Smith Incorporated, as initial
                                             depositor, of its intent to resign.

                                        C.   Beneficial owners of at least 75%
                                             of outstanding Retail HOLDRS vote
                                             to dissolve and liquidate the
                                             trust.

                                        If a termination event occurs, the
                                        trustee will distribute the underlying
                                        securities to you as promptly as
                                        practicable after the termination event.

                                        Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Retail HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal income
  tax consequences....................  The United States federal income tax laws will treat a U.S. holder of Retail
                                        HOLDRS as directly owning the underlying securities. The Retail HOLDRS themselves will not result in any United States federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing...............................  The Retail HOLDRS are listed on the
                                        American Stock Exchange under the symbol
                                        "RTH." On October 20, 2004 the last
                                        reported sale price of the Retail HOLDRS on the American Stock Exchange was $92.34.

Trading...............................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Retail HOLDRS. Bid and ask prices, however, are quoted per single Retail HOLDR.

Clearance and settlement..............  Retail HOLDRS have been issued in book-entry form. Retail HOLDRS are
                                        evidenced by one or more global
                                        certificates that the trustee has
                                        deposited with The Depository Trust
                                        Company, referred to as DTC. Transfers
                                        within DTC will be in accordance with
                                        DTC's usual rules and operating
                                        procedures. For further information see
                                        "Description of Retail HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Retail HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement before you purchase Retail HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Retail HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of March 12, 2001. The Bank of New York will be the trustee. The Retail HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Retail HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Retail HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust will consist of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2041, or earlier if a termination event occurs.

                          DESCRIPTION OF RETAIL HOLDRS

         The trust has issued Retail HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Retail HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Retail HOLDRS in a round-lot of 100 Retail HOLDRS and round-lot multiples. The trust will only issue Retail HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Retail HOLDRS. In the event of a stock split, reverse stock split, or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Retail HOLDRS, the trust may require a minimum of more than one round-lot of 100 Retail HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Retail HOLDRS.

         Retail HOLDRS will represent your individual and undivided beneficial ownership interest in the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Retail HOLDRS--The Retail HOLDRS."

         Beneficial owners of Retail HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the securities, to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, and the right to cancel Retail HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Retail HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Retail HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Retail HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Retail HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Retail HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and register in the name of Cede & Co., as nominee for DTC. Retail HOLDRS are available only in book-entry form. Owners of Retail HOLDRS may hold their Retail HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities of the Retail HOLDRS are the common stocks of a group of specified companies that, at the time of initial selection, among other things, sold merchandise to retail consumers through traditional retail stores, the Internet, mail order catalogs and other outlets and whose securities are registered under Section 12 of the Securities Exchange Act. The issuers of the underlying securities were considered to be among the largest, most liquid companies involved in the retailing industry as measured by market capitalization and trading volume.

         The Retail HOLDRS may no longer consist exclusively of securities issued by companies involved in the retailing industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the retailing business and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Retail HOLDRS, please refer to "Highlights of Retail HOLDRS--The Retail HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Retail HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities, see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Retail HOLDR, measured at the close of each month from January 30, 1998 and thereafter as of the end of each month to August 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

        1998          Closing        1999            Closing                       Closing                     Closing
        ----          --------       ----            --------                      --------                    -------
                       Price                          Price          2000           Price         2001          Price
                       -----                          -----          ----           -----         ----          -----
January 30......         50.51  January 29.....         93.51  January 31.....       95.49   January 31....      99.66
February 27.....         55.79  February 26....         93.51  February 29....       92.78   February 28...      93.72
March 31........         59.92  March 31.......         96.90  March 31.......      105.84   March 30......      91.16
April 30........         60.34  April 30.......         94.84  April 28.......       98.96   April 30......      95.43
May 29..........         63.15  May 28.........         89.52  May 31.........       94.24   May 31........      96.34
June 30.........         68.50  June 30........         98.46  June 30........       92.06   June 29.......      91.87
July 31.........         68.48  July 30........         93.81  July 31........       91.43   July 31.......      96.34
August 31.......         61.44  August 31......         88.34  August 31......       85.31   August 31.....      88.41
September 30....         62.62  September 30...         89.58  September 29...       89.27   September 28..      79.32
October 30......         70.36  October 29.....         95.60  October 31.....       88.44   October 31....      81.31
November 30.....         77.92  November 30....        100.37  November 30....       87.51   November 30...      92.85
December 31.....         89.06  December 31....        109.94  December 29....       92.31   December 31...      96.59

                      Closing                        Closing                       Closing
                      --------                       --------                      -------
        2002           Price         2003             Price          2004           Price
        ----           -----         ----             -----          ----           -----
January 31......         98.47  January 31.....         66.26  January 30......      89.29
February 28.....         98.68  February 28....         66.53  February 27.....      94.89
March 28........         99.54  March 31.......         70.1   March 31........      93.76
April 30........         96.48  April 30.......         76.75  April 30........      91.22
May 31..........         94.87  May 30.........         79.00  May 28..........      92.23
June 28.........         88.75  June 30........         81.13  June 30.........      91.39
July 31.........         78.92  July 31........         83.69  July 30.........      88.22
August 31.......         80.28  August 29......         90.13  August 31.......      88.42
September 30....         71.12  September 30...         84.98
October 31......         74.76  October 31.....         93.59
November 29.....         76.06  November 28....         93.49
December 31.....         69.79  December 31....         90.32


                        [Retail HOLDRS-RTH Graph Omitted]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of March 12, 2001, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Retail HOLDRS, provides that Retail HOLDRS will represent an owner's undivided beneficial ownership interest in the securities of the underlying companies.

         The trustee. The Bank of New York serves as trustee for the Retail HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Retail HOLDRS. You may create and cancel Retail HOLDRS only in round-lots of 100 Retail HOLDRS. You may create Retail HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Retail HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Retail HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Retail HOLDRS, the trust may require a minimum of more than one round-lot of 100 Retail HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Retail HOLDRS. Similarly, you must surrender Retail HOLDRS in integral multiples of 100 Retail HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Retail HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy solicitation materials provided by issuers of the underlying securities to you so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Retail HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Retail HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Retail HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Retail HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Retail HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Retail HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Retail HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Retail HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Retail HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Retail HOLDRS.

         Further issuances of Retail HOLDRS. The depositary trust agreement provides for further issuances of Retail HOLDRS on a continuous basis without your consent.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of securities registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Retail HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Retail HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Retail HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Retail HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the depositary trust agreement, securities of a new company will be added to the Retail HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification, than any of the underlying securities represented in the Retail HOLDRS at the time of distribution or exchange or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Retail HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Retail HOLDRS will be distributed from the Retail HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector. The securities included in the Retail HOLDRS are currently represented in the Consumer Discretionary and Consumer Staples GICS sectors. The Standard & Poor's GICS sector classifications of the securities included in the Retail HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign. Upon termination, the beneficial owners of Retail HOLDRS will surrender their Retail HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Retail HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Retail HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Retail HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Retail HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Retail HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Retail HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Retail HOLDRS.

         Issuance and cancellation fees. If you wish to create Retail HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Retail HOLDRS. If you wish to cancel your Retail HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Retail HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create or cancel Retail HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch Pierce Fenner & Smith Incoporated or another broker, in addition to the issuance or cancellation fee, as the case may be, described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Retail HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Retail HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Retail HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Retail HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee will be liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee was not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

         The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Retail HOLDRS for:

         o     an individual who is a citizen or resident of the United States;

         o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

         o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Retail HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Retail HOLDRS, and partners in such partnerships, should consult their tax advisors.

         This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Retail HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax. In addition, this discussion generally is limited to investors who will hold the Retail HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Retail HOLDRS held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Retail HOLDRS

         A receipt holder purchasing and owning Retail HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Retail HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Qualified dividend income received in respect of Retail HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Retail HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Retail HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Retail HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Retail HOLDRS. Similarly, with respect to sales of Retail HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Retail HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Retail HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Retail HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

         o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,
         o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and
         o     a corporation that is incorporated in a possession of the United
               States

but will not include:

         o     a passive foreign investment company (as defined below),
         o a foreign personal holding company (as specially defined in the Code), or
         o     a foreign investment company (as specially defined in the Code).

         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer, holders of Retail HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o     at least 75% of its gross income is "passive income;" or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Retail HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Retail HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
               (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Retail HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Retail HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Retail HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Retail HOLDRS. The trust delivered the initial distribution of Retail HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

         Investors who purchase Retail HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Retail HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Retail HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Retail HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Retail HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Retail HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Retail HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill

Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Retail HOLDRS. This prospectus relates only to Retail HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Retail HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Retail HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003, through September 2004. A table outlining the primary U.S. market on which the securities of the issuers are listed can be found on page 10. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                             ALBERTSON'S, INC. (ABS)

         Albertson's, Inc., is a retail food and drug chain. Albertson's operates under the names of Albertson's, Albertsons Express, Albertsons-Osco, Albertsons-Sav-on, Jewel, Jewel-Osco, Acme, Sav-on Drugs, Osco Drug, Max Foods, Super Saver Foods, Shaw's and Star Markets. These stores consist of combination food-drug stores, stand-alone drug stores, conventional supermarkets, and warehouse stores. Albertson's also operates a grocery delivery website, Albertsons.com, and an online drugstore, Savon.com. Albertson's distribution centers provide product exclusively to its retail stores.

               Closing              Closing               Closing              Closing              Closing                 Closing
    1999        Price      2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        61.00    January     30.50     January     28.35    January     28.75    January     21.50     January      23.36
February       57.00    February    24.50     February    29.05    February    30.26    February    18.83     February     24.74
March          54.44    March       30.88     March       31.82    March       33.14    March       18.85     March        22.15
April          51.50    April       32.63     April       33.40    April       33.54    April       19.86     April        23.36
May            53.50    May         36.63     May         28.70    May         35.17    May         20.87     May          23.43
June           51.56    June        33.25     June        29.99    June        30.46    June        19.20     June         26.54
July           49.75    July        30.19     July        32.73    July        28.18    July        18.86     July         24.39
August         47.94    August      21.50     August      34.99    August      25.72    August      21.02     August       24.58
September      39.56    September   21.00     September   31.88    September   24.16    September   20.57     September    23.93
October        36.00    October     23.69     October     31.91    October     22.31    October     20.29
November       32.00    November    25.56     November    33.56    November    23.34    November    21.28
December       32.25    December    26.50     December    31.49    December    22.26    December    22.65

    The closing price on October 20, 2004 was $22.81.

                             AMAZON.COM, INC. (AMZN)

         Amazon.com, Inc. is an online retailer that directly offers a variety of products, such as books, music, videos, toys, electronics, software, video games and home improvement products for sale through the Internet. Amazon.com also offers Web-based services where buyers and sellers can enter into transactions with respect to a wide range of products. Amazon operates five international websites in the United Kingdom, France, Denmark, Japan and Canada. Amazon also sells its products through other businesses' websites.

               Closing             Closing              Closing              Closing              Closing              Closing
    1999        Price     2000      Price      2001      Price      2002      Price      2003      Price      2004      Price
------------   ------- ----------  -------  ----------  -------  ---------- --------  ---------   -------  ---------  ---------
January        58.47   January     64.56    January     17.31    January      14.19   January     21.85    January    50.40
February       64.06   February    68.88    February    10.19    February     14.10   February    22.01    February   43.01
March          86.09   March       67.00    March       10.23    March        14.30   March       26.03    March      43.28
April          86.03   April       55.19    April       15.78    April        16.69   April       28.69    April      43.60
May            59.38   May         48.31    May         16.69    May          18.23   May         35.89    May        48.50
June           62.56   June        36.31    June        14.15    June         16.25   June        36.32    June       54.40
July           50.03   July        30.13    July        12.49    July         14.77   July        41.64    July       38.92
August         62.19   August      41.50    August      8.94     August       14.94   August      46.32    August     38.14
September      79.94   September   38.44    September   5.97     September    15.93   September   48.43    September  40.86
October        70.63   October     36.63    October     6.98     October      19.36   October     54.43
November       85.06   November    24.69    November    11.32    November     23.35   November    53.97
December       76.13   December    15.56    December    10.82    December     18.89   December    52.62

    The closing price on October 20, 2004 was $38.35.

                            BEST BUY CO., INC. (BBY)

         Best Buy Co., Inc. is a specialty retailer of consumer electronics, home office equipment, video games, computer software, music and appliances. In addition, Best Buy sells cameras and other photographic equipment and ready-to-assemble furniture designed for use with computer and audio/video equipment. Best Buy offers its products directly to consumers through its retail stores and through the Internet under the brand names Best Buy (Bestbuy.com and BestBuyCanada.ca), Future Shop (FutureShop.ca), Magnolia Audio Video (MagnoliaAV.com) and Geek Squad (GeekSquad.com), as well as through an outlet store on eBay. The company has two operating segments: Best Buy domestic, composed of U.S. Best Buy and Magnolia Audio Video, and Best Buy International, comprised of Future Shop and Best Buy operations in Canada.

               Closing             Closing              Closing              Closing              Closing             Closing
    1999        Price     2000      Price      2001      Price      2002      Price      2003      Price      2004     Price
------------   ------- ----------  -------  ----------  -------  ---------- --------  ---------   -------  --------- ---------
January        30.25   January     31.83    January     33.20    January     49.33    January     26.09    January    50.39
February       30.92   February    36.42    February    27.31    February    44.93    February    29.07    February   53.25
March          34.67   March       57.33    March       23.97    March       52.80    March       26.97    March      51.72
April          31.75   April       53.83    April       36.70    April       49.57    April       34.58    April      54.25
May            30.33   May         42.67    May         35.43    May         46.20    May         38.70    May        52.76
June           45.00   June        42.17    June        42.35    June        36.30    June        43.92    June       50.74
July           49.75   July        48.50    July        44.64    July        33.90    July        43.65    July       48.16
August         46.92   August      41.17    August      39.32    August      21.20    August      52.01    August     46.52
September      41.33   September   42.42    September   30.30    September   22.31    September   47.52    September  54.24
October        37.17   October     33.46    October     36.60    October     20.61    October     58.31
November       41.67   November    17.17    November    47.59    November    27.68    November    62.00
December       33.50   December    19.71    December    49.65    December    24.15    December    52.24

    The closing price on October 20, 2004 was $55.86.

                       COSTCO WHOLESALE CORPORATION (COST)

         Costco Wholesale Corporation operates membership warehouses that offer volume purchasing of nationally branded and selected private label merchandise. Costco's product offerings include food, appliances, electronics, furniture and clothing. Costco buys nearly all of its merchandise directly from manufacturers. Costco's warehouse stores are located throughout the United States and Canada, and in the United Kingdom, Korea, Taiwan, Japan and Mexico. The Mexico warehouses are operated through a joint-venture agreement. Costco also offers various products through the Internet directly to consumers.

               Closing             Closing              Closing              Closing              Closing              Closing
    1999        Price     2000      Price      2001      Price      2002      Price      2003      Price      2004      Price
------------   ------- ----------  -------  ----------  -------  ---------- --------  ---------   -------  --------- ---------
January        41.44   January     48.94    January     46.25    January     46.00    January     28.87    January    36.94
February       40.16   February    49.63    February    41.75    February    41.26    February    30.52    February   38.86
March          45.78   March       52.56    March       39.25    March       39.82    March       30.03    March      37.61
April          40.47   April       54.06    April       34.93    April       40.20    April       34.61    April      37.50
May            36.25   May         31.94    May         38.91    May         39.27    May         37.25    May        37.90
June           40.03   June        33.00    June        41.08    June        38.62    June        36.60    June       41.18
July           37.38   July        32.56    July        43.05    July        34.87    July        36.99    July       40.71
August         37.38   August      34.44    August      37.41    August      33.41    August      32.25    August     41.17
September      36.00   September   34.94    September   35.56    September   32.37    September   31.15    September  41.51
October        40.16   October     36.63    October     37.83    October     33.93    October     35.45
November       45.84   November    32.63    November    40.88    November    32.30    November    35.82
December       45.63   December    39.94    December    44.38    December    28.06    December    37.18

    The closing price on October 20, 2004 was $46.46.

                              CVS CORPORATION (CVS)

         CVS Corporation operates retail pharmacy stores, which sell prescription and over-the counter drugs and a variety of merchandise and services including beauty products, greeting cards, film and photo processing, and convenience foods. CVS' various operations carry their own private label products as well as third party brand name products. CVS operates an online retail pharmacy, CVS.com. CVS offers prescription drug benefit management and specialty pharmaceutical services under the name PharmaCare Specialty Pharmacy. The Company's prescription drug benefit management services provide prescription plan design and administration, claims processing, and facilitation of communications between health plans, patients, physicians and pharmacists for managed care organizations.

               Closing             Closing               Closing             Closing              Closing            Closing
    1999        Price     2000      Price       2001      Price     2002      Price      2003      Price      2004    Price
------------   ------- ----------  -------   ----------  ------- ---------- --------  ---------   -------  ------------------
January        54.75   January     34.94    January     59.20    January     27.20    January     22.62    January    35.72
February       53.00   February    35.00    February    61.00    February    27.32    February    24.90    February   37.50
March          47.50   March       37.56    March       58.49    March       34.33    March       23.85    March      35.30
April          47.63   April       43.50    April       58.95    April       33.48    April       24.21    April      38.63
May            46.00   May         43.50    May         54.90    May         32.03    May         26.10    May        41.68
June           50.75   June        40.00    June        38.60    June        30.60    June        28.03    June       42.02
July           49.75   July        39.44    July        36.01    July        28.60    July        29.99    July       41.87
August         41.69   August      37.13    August      36.11    August      29.39    August      32.60    August     40.00
September      40.81   September   46.31    September   33.20    September   25.35    September   31.06    September  42.13
October        43.44   October     52.94    October     23.90    October     27.73    October     35.18
November       39.69   November    56.88    November    26.95    November    26.88    November    37.46
December       39.88   December    59.94    December    29.60    December    24.97    December    36.12

    The closing price on October 20, 2004 was $43.23.

                        FEDERATED DEPARTMENT STORES (FD)

         Federated Department Stores is a retail organization that operates full-line department stores in the United States. Federated's department stores include Bloomingdale's, The Bon Marche, Burdines, Goldsmith's, Lazarus, Macy's, and Rich's. Many of these stores were renamed effective August 1, 2003 to become Bon-Macy's, Burdines-Macy's (renamed effective February 1, 2004), Goldsmith-Macy's, Lazarus-Macy's, and Rich-Macy's stores, respectively. These department stores sell a range of merchandise, including men's, women's and children's clothing and accessories, cosmetics, home furnishings and other consumer goods. Federated also operates catalog businesses and electronic-commerce businesses which provide goods and services online.

               Closing             Closing              Closing              Closing              Closing                Closing
    1999        Price     2000      Price      2001      Price      2002      Price      2003      Price      2004        Price
------------   ------- ----------  -------  ----------  -------  ---------- --------  ---------   -------  ---------   ---------
January        41.81   January     41.63    January     44.56    January     41.62    January     26.02    January      47.48
February       38.13   February    36.69    February    48.35    February    41.91    February    25.50    February     52.37
March          40.13   March       42.25    March       41.55    March       40.85    March       28.02    March        54.05
April          46.69   April       34.00    April       42.98    April       39.75    April       30.62    April        49.00
May            54.50   May         38.50    May         44.80    May         41.41    May         32.50    May          47.71
June           52.94   June        33.75    June        42.50    June        39.70    June        36.85    June         49.10
July           51.31   July        24.06    July        38.60    July        37.61    July        40.01    July         47.92
August         46.00   August      27.63    August      36.31    August      35.90    August      43.70    August       43.40
September      43.69   September   26.13    September   28.20    September   29.44    September   41.90    September    45.43
October        42.69   October     32.56    October     31.99    October     30.70    October     47.55
November       47.06   November    30.50    November    37.00    November    32.68    November    49.09
December       50.56   December    35.00    December    40.90    December    28.76    December    47.13

    The closing price on October 20, 2004 was $46.51.

                               THE GAP, INC. (GPS)

         The Gap, Inc. is a global specialty retailer, which offers casual and business-casual apparel, intimate apparel, personal care and other accessories for men, women and children under a variety of brand names, including Gap, GapKids, babyGap, Banana Republic and Old Navy. The Gap offers these products directly to customers through its Web sites, catalogs and retail stores in the United States, Canada, the United Kingdom, France, Germany and Japan. The Gap designs virtually all of the clothing and products sold in its stores, which are then manufactured by independent sources.

               Closing              Closing              Closing              Closing              Closing                 Closing
    1999        Price      2000      Price      2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------  ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        42.79   January     44.69    January      32.60    January     14.40    January     14.63     January      18.58
February       43.13   February    48.31    February     27.24    February    11.97    February    13.04     February     20.80
March          44.88   March       49.81    March        23.72    March       15.04    March       14.49     March        21.92
April          44.38   April       36.75    April        27.71    April       14.11    April       16.63     April        22.01
May            41.71   May         35.06    May          31.00    May         14.57    May         17.00     May          24.15
June           50.38   June        31.25    June         29.00    June        14.20    June        18.76     June         24.25
July           46.75   July        35.81    July         27.31    July        12.15    July        17.99     July         22.70
August         39.13   August      22.44    August       19.65    August      11.73    August      20.89     August       18.74
September      32.00   September   20.13    September    11.95    September   10.85    September   17.12     September    18.65
October        37.13   October     25.81    October      13.07    October     11.77    October     19.08
November       40.56   November    24.94    November     13.23    November    15.89    November    21.50
December       46.00   December    25.50    December     13.94    December    15.52    December    23.21

    The closing price on October 20, 2004 was $19.88.

                            THE HOME DEPOT, INC. (HD)

         The Home Depot, Inc. is a home improvement retailer that operates in the United States, Canada and Latin America through its Home Depot and EXPO Design Center stores. Home Depot stores sell building materials, home improvement products, and lawn and garden products. EXPO Design Center stores sell products and services for design and renovation products. Home Depot Landscape Supply stores service landscape professionals and garden enthusiasts with lawn, landscape and garden products. Home Depot Supply stores primarily serve professional customers. Home Depot floor stores offer flooring products and installation services. Home Depot also offers various products through the Internet directly to consumers.

               Closing             Closing               Closing              Closing              Closing                 Closing
    1999        Price     2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   ------- ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        40.33   January     56.63     January     48.20    January     50.09    January     20.90     January      35.47
February       39.79   February    57.81     February    42.50    February    50.00    February    23.45     February     36.31
March          41.50   March       64.50     March       43.10    March       48.61    March       24.36     March        37.36
April          39.83   April       56.50     April       47.10    April       46.37    April       28.13     April        35.19
May            37.71   May         48.81     May         49.29    May         41.69    May         32.49     May          35.92
June           42.96   June        49.94     June        46.55    June        36.73    June        33.12     June         35.20
July           42.54   July        51.75     July        50.37    July        30.88    July        31.20     July         33.72
August         41.00   August      48.06     August      45.95    August      32.93    August      32.16     August       36.56
September      45.75   September   53.06     September   38.37    September   26.10    September   31.85     September    39.20
October        50.50   October     43.00     October     38.23    October     28.88    October     37.07
November       52.79   November    39.19     November    46.65    November    26.40    November    36.76
December       68.75   December    45.69     December    51.01    December    24.02    December    35.49

    The closing price on October 20, 2004 was $39.48.

                            KOHL'S CORPORATION (KSS)

         Kohl's Corporation operates specialty department stores that primarily offer products for customers shopping for their families and homes. The product mix includes men's, women's and children's apparel, shoes, and accessories, as well as housewares and soft home products such as linens. Kohl's also offers its products directly to customers online through its Website, Kohls.com.

               Closing              Closing               Closing              Closing              Closing                 Closing
    1999        Price      2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        33.88    January     35.06     January     71.00    January     66.29    January     52.37    January       44.30
February       34.50    February    37.91     February    65.91    February    67.67    February    48.90    February      51.50
March          35.44    March       51.25     March       61.69    March       71.15    March       56.58    March         48.33
April          33.22    April       48.13     April       61.06    April       73.70    April       56.80    April         41.79
May            34.09    May         51.75     May         61.55    May         75.00    May         52.35    May           47.56
June           38.44    June        55.63     June        62.73    June        70.08    June        51.38    June          42.28
July           38.03    July        56.75     July        57.28    July        66.00    July        59.35    July          45.76
August         35.63    August      56.00     August      55.50    August      69.72    August      63.26    August        49.48
September      33.06    September   57.69     September   48.00    September   60.81    September   53.50    September     48.19
October        37.44    October     54.19     October     55.61    October     58.45    October     56.07
November       36.09    November    53.56     November    67.85    November    68.50    November    48.32
December       36.09    December    61.00     December    70.44    December    55.95    December    44.94

    The closing price on October 20, 2004 was $50.95.

                               THE KROGER CO. (KR)


         The Kroger Co. operates retail supermarket food and drug stores, department stores, convenience stores, supermarket fuel centers and jewelry stores, and also manufactures and processes food for sale in its own stores. Kroger's supermarkets and department stores carry a range of items including food, pharmacy, health and personal hygiene items. Kroger's convenience stores, some of which are operated through franchise agreements, generally offer staple food items, convenience foods, general merchandise and gasoline. Kroger stores and operations are primarily located in the southern, mid-western and western regions of the United States.

               Closing              Closing               Closing              Closing              Closing                 Closing
    1999        Price      2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        31.75    January     17.38     January     24.55    January     20.60    January     15.09     January      18.53
February       32.34    February    14.94     February    24.24    February    22.15    February    13.22     February     19.22
March          29.94    March       17.56     March       25.79    March       22.16    March       13.15     March        16.64
April          27.16    April       18.56     April       22.59    April       22.77    April       14.30     April        17.50
May            29.28    May         19.88     May         24.94    May         22.35    May         16.05     May          16.69
June           27.94    June        22.06     June        25.00    June        19.90    June        16.68     June         18.20
July           26.44    July        20.69     July        26.36    July        19.48    July        16.95     July         15.80
August         23.13    August      22.69     August      26.62    August      18.08    August      19.21     August       16.53
September      22.06    September   22.56     September   24.64    September   14.10    September   17.87     September    15.52
October        20.81    October     22.56     October     24.46    October     14.80    October     17.49
November       21.31    November    26.50     November    25.32    November    15.73    November    18.86
December       18.88    December    27.06     December    20.87    December    15.45    December    18.51

    The closing price on October 20, 2004 was $15.00.

                           LIMITED BRANDS, INC. (LTD)

         Limited Brands, Inc. is principally engaged in the purchase, distribution and sale of women's and men's clothing, women's intimate apparel and personal care products through specialty retail stores, catalogs and the Internet. Limited Brands operates in three primary segments: Victoria's Secret, Bath & Body Works and Apparel. The Company's Apparel operations include Express, Lerner New York, Limited Stores, Structure and Henri Bendel. The Company also owns Mast Industries, Inc., a contract manufacturer and apparel importer.

               Closing              Closing               Closing              Closing              Closing                 Closing
    1999        Price      2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        17.06    January     15.34     January     20.66    January     18.55    January     12.59     January      18.20
February       17.75    February    17.00     February    17.65    February    18.01    February    11.88     February     19.75
March          19.81    March       21.06     March       15.72    March       17.90    March       12.87     March        20.00
April          21.88    April       22.59     April       16.92    April       19.16    April       14.54     April        20.64
May            24.44    May         24.13     May         16.30    May         20.99    May         15.26     May          19.30
June           22.69    June        21.63     June        16.52    June        21.30    June        15.50     June         18.70
July           22.84    July        20.44     July        16.97    July        17.97    July        16.71     July         20.44
August         18.94    August      20.00     August      14.10    August      15.29    August      16.96     August       20.08
September      19.13    September   22.06     September    9.50    September   14.34    September   15.08     September    22.29
October        20.50    October     25.25     October     11.15    October     15.67    October     17.60
November       21.22    November    19.44     November    13.92    November    17.01    November    17.92
December       21.66    December    17.06     December    14.72    December    13.93    December    18.03

    The closing price on October 20, 2004 was $23.59.

                          LOWE'S COMPANIES, INC. (LOW)

         Lowe's Companies, Inc. operates retail stores that sell home improvement products targeted for both "do-it-yourself" and commercial construction and renovation businesses. Lowe's stores carry products, supplies and materials for home improvement, decor, maintenance, repair and remodeling, lawn and garden care and maintenance of commercial buildings. Lowe's also offers services such as installation, delivery, loading, assembly and free "how-to" clinics to aid customers in design and planning of home improvement tasks. Lowe's also offers various products through the Internet directly to consumers.

               Closing              Closing               Closing              Closing              Closing                 Closing
    1999        Price      2000      Price       2001      Price      2002      Price      2003      Price       2004        Price
------------   -------  ----------  -------   ----------  -------  ---------- --------  ---------   -------   ---------   ---------
January        29.16    January     22.31     January     26.73    January     46.07    January     34.18     January      53.55
February       29.66    February    23.91     February    27.94    February    45.25    February    39.30     February     56.00
March          30.25    March       29.19     March       29.23    March       43.49    March       40.82     March        56.13
April          26.38    April       24.75     April       31.50    April       42.29    April       43.89     April        52.06
May            25.84    May         23.28     May         34.77    May         47.16    May         42.26     May          53.57
June           28.34    June        20.53     June        36.28    June        45.40    June        42.95     June         52.55
July           26.38    July        21.09     July        38.18    July        37.85    July        47.56     July         48.72
August         22.63    August      22.41     August      37.20    August      41.38    August      54.86     August       49.70
September      24.38    September   22.44     September   31.65    September   41.40    September   51.90     September    54.35
October        27.69    October     22.84     October     34.10    October     41.73    October     58.93
November       24.91    November    20.03     November    45.31    November    41.50    November    58.30
December       29.88    December    22.25     December    46.41    December    37.50    December    55.39

    The closing price on October 20, 2004 was $56.08.

                     THE MAY DEPARTMENT STORES COMPANY (MAY)

         The May Department Stores Company operates regional department stores, including Lord & Taylor, Filene's, Kauffman's, Robinson's-May, Meier & Frank, Hecht's, Strawbridge's, Foley's, Famous Barr, L.S. Ayres and The Jones Store. May's Bridal Group also operates David's Bridal stores, After Hours Formalwear stores and Priscilla of Boston stores. May operates two major subsidiaries: May National Bank of Ohio, which extends credit to customers of May's department stores, and May Merchandizing Company, which develops merchandise assortments and negotiates terms for delivery on behalf of May stores.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       40.25  January      31.13  January      38.95  January      36.80  January      20.50  January      32.09
February      39.50  February     26.19  February     39.59  February     36.64  February     19.62  February     35.22
March         39.13  March        28.50  March        35.48  March        34.85  March        19.89  March        34.58
April         39.81  April        27.50  April        37.25  April        34.68  April        21.62  April        30.80
May           43.31  May          30.06  May          32.70  May          35.18  May          21.69  May          28.66
June          40.88  June         24.00  June         34.26  June         32.93  June         22.26  June         27.49
July          38.69  July         23.75  July         33.20  July         30.72  July         24.71  July         26.53
August        39.06  August       22.94  August       33.65  August       29.33  August       27.58  August       24.51
September     36.44  September    20.50  September    29.02  September    22.77  September    24.63  September    25.63
October       34.69  October      26.25  October      31.45  October      23.35  October      27.96
November      33.63  November     28.06  November     35.84  November     24.46  November     29.65
December      32.25  December     32.75  December     36.98  December     22.98  December     29.07

The closing price on October 20, 2004 was $24.87.

                          RADIOSHACK CORPORATION (RSH)

         RadioShack Corporation primarily engages in the retail sale of consumer electronics through the RadioShack store chain and RadioShack.com. The RadioShack stores carry an assortment of its private brand and third party brand name products, including electronic parts and accessories, wireless and conventional telephones, personal computers and related products, audio and video equipment, digital satellite systems, and specialized products such as scanners and weather radios. RadioShack also offers access to third-party cellular, satellite, internet and other electronics-related services. RadioShack operates stores in the United States, Puerto Rico and the U.S. Virgin Islands.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       27.00  January      48.88  January      55.04  January      31.52  January      19.95  January      32.58
February      27.81  February     38.00  February     42.80  February     27.44  February     19.64  February     34.56
March         31.91  March        50.75  March        36.69  March        30.04  March        22.29  March        33.16
April         36.38  April        57.00  April        30.63  April        31.20  April        23.71  April        30.76
May           41.25  May          42.63  May          27.23  May          34.24  May          24.10  May          30.39
June          48.88  June         47.38  June         30.50  June         30.06  June         26.31  June         28.63
July          51.31  July         56.38  July         28.23  July         25.60  July         26.57  July         27.95
August        47.25  August       59.00  August       23.40  August       21.79  August       30.40  August       26.94
September     51.69  September    64.63  September    24.25  September    20.06  September    28.41  September    28.64
October       63.00  October      59.63  October      24.99  October      20.90  October      29.99
November      76.63  November     46.88  November     28.96  November     23.75  November     31.15
December      49.19  December     42.81  December     30.10  December     18.74  December     30.68

    The closing price on October 20, 2004 was $28.46.

                               SAFEWAY INC. (SWY)

         Safeway Inc. is a food and drug retailer that operates primarily in the United States and Canada. Safeway operates a chain of grocery stores offering food and general merchandise, including baked goods, meat, delicatessen, floral and pharmaceutical products. In addition to offering products from third party suppliers, Safeway operates a network of distribution, manufacturing and food processing facilities that support its retail operations and produce products that are sold under its own private labels. In November 2003, Safeway announced its decision to remove its Dominick's division, which consists of 113 stores, from the market. In June 2004, Safeway announced a Global Data Synchronization
(GDS) initiative with Unilever, a global producer and marketer of food and home and personal care products.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       56.13  January      38.25  January      50.67  January      40.45  January      23.70  January      22.59
February      57.75  February     38.56  February     54.31  February     42.98  February     19.89  February     22.87
March         51.31  March        45.25  March        55.15  March        45.02  March        18.93  March        20.58
April         53.94  April        44.13  April        54.30  April        41.95  April        16.62  April        22.95
May           46.50  May          46.13  May          50.65  May          40.65  May          18.84  May          22.56
June          49.50  June         45.00  June         48.00  June         29.19  June         20.46  June         25.34
July          53.88  July         45.06  July         44.16  July         27.82  July         21.35  July         21.13
August        46.69  August       49.31  August       45.11  August       25.82  August       24.41  August       20.20
September     38.06  September    46.69  September    39.72  September    22.30  September    22.94  September    19.31
October       35.31  October      54.69  October      41.65  October      23.10  October      21.10
November      36.88  November     58.94  November     44.56  November     23.78  November     20.75
December      35.75  December     62.50  December     41.75  December     23.36  December     21.91

    The closing price on October 20, 2004 was $18.27.

                           SEARS, ROEBUCK AND CO. (S)

         Sears, Roebuck and Co. is a multi-line retailer operating principally in the United States, Canada and Puerto Rico. Sears is organized into two domestic segments: Retail and Related Services and Corporate and Other; and one international segment: Sears Canada. Sears' retail stores offer clothing, accessories, cosmetics, jewelry, home fashions, sporting goods, home improvement and lawn products, appliances and electronics. Sears also operates specialty stores and services, including automotive products, hardware and construction materials, lawn and garden merchandise, appliances and electronics, and decorating and remodeling products, service contracts, delivery and product installation and repair services. The merchandise offered in Sears stores consists of third party brands, as well as its own proprietary brands. Sears also offers various products through the Internet directly to consumers. In November 2003, Sears sold its Credit and Financial Products segment, which managed the Company's domestic portfolio of Sears card and MasterCard receivables.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       40.13  January      30.94  January      38.75  January      52.84  January      26.45  January      44.25
February      40.63  February     27.56  February     41.05  February     52.58  February     21.78  February     47.01
March         45.19  March        30.63  March        35.27  March        51.27  March        24.15  March        42.96
April         46.00  April        36.75  April        36.85  April        52.75  April        28.34  April        40.05
May           47.81  May          36.94  May          39.88  May          59.05  May          29.98  May          38.00
June          44.56  June         32.63  June         42.31  June         54.30  June         33.64  June         37.76
July          40.50  July         29.88  July         46.98  July         47.17  July         40.70  July         36.68
August        37.50  August       31.19  August       42.75  August       45.51  August       44.02  August       38.28
September     31.38  September    32.42  September    34.64  September    39.00  September    43.73  September    39.85
October       28.19  October      29.73  October      38.77  October      26.26  October      52.63
November      34.19  November     32.44  November     45.51  November     27.70  November     55.16
December      30.38  December     34.75  December     47.64  December     23.95  December     45.49

    The closing price on October 20, 2004 was $36.92.

                            TARGET CORPORATION (TGT)

         Target Corporation operates general merchandise retail stores and is a direct marketer of consumer products. Target operates under various trade names, including Target, Marshall Field's and Mervyn's. Target stores offer a range of consumer products including clothing, health and beauty aids, school and office supplies, electronics, pharmacy services and home accessories, as well as books, music and movies. Target also sells various products by catalog and the Internet directly to consumers. Target's products are purchased from a variety of domestic and international suppliers. Target also offers store-brand credit card programs.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       31.88  January      32.94  January      37.98  January      44.41  January      28.21  January      37.96
February      31.28  February     29.50  February     39.00  February     41.90  February     28.65  February     43.96
March         33.31  March        37.38  March        36.08  March        43.12  March        29.26  March        45.04
April         33.66  April        33.28  April        38.45  April        43.65  April        33.44  April        43.37
May           31.50  May          31.34  May          37.80  May          41.45  May          36.63  May          44.70
June          32.50  June         29.00  June         34.60  June         38.10  June         37.84  June         42.47
July          32.34  July         29.00  July         38.70  July         33.35  July         38.32  July         43.60
August        28.91  August       23.25  August       34.65  August       34.20  August       40.60  August       44.58
September     30.03  September    25.63  September    31.75  September    29.52  September    37.63  September    45.25
October       32.31  October      27.63  October      31.15  October      30.12  October      39.74
November      35.28  November     30.06  November     37.54  November     34.78  November     38.72
December      36.72  December     32.25  December     41.05  December     30.00  December     38.40

    The closing price on October 20, 2004 was $48.17.

                          THE TJX COMPANIES, INC. (TJX)

         TJX Companies, Inc. is a global off-price retailer of men's, women's and children's apparel, accessories, giftware and home products. TJX operates under various names, including HomeGoods, T.J. Maxx, Marshalls and A.J. Wright in the United States; Winners and Homesense in Canada; and T.K. Maxx in the United Kingdom, Ireland, and The Netherlands. In 2003, the Company acquired Bob's Stores, a chain of retail stores, which primarily offer men's clothing, footwear, and licensed team apparel.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       14.78  January       8.16  January      15.50  January      20.67  January      18.36  January      22.99
February      14.28  February      7.97  February     15.29  February     18.99  February     16.07  February     23.55
March         17.00  March        11.09  March        16.00  March        20.01  March        17.60  March        24.56
April         16.66  April         9.59  April        15.67  April        21.79  April        19.25  April        24.57
May           15.00  May          10.81  May          16.73  May          21.09  May          18.20  May          24.91
June          16.66  June          9.38  June         15.94  June         19.61  June         18.84  June         24.14
July          16.53  July          8.38  July         17.01  July         17.73  July         19.45  July         23.47
August        14.44  August        9.41  August       17.55  August       19.78  August       21.66  August       21.16
September     14.03  September    11.25  September    16.45  September    17.00  September    19.42  September    22.04
October       13.56  October      13.63  October      16.90  October      20.52  October      20.99
November      13.09  November     12.81  November     18.85  November     19.57  November     22.59
December      10.22  December     13.88  December     19.93  December     19.52  December     22.05

    The closing price on October 20, 2004 was $22.63.

                               WALGREEN CO. (WAG)

         Walgreen Co. is a drugstore chain that operates retail pharmacy stores throughout the United States and Puerto Rico. Walgreen's stores are engaged in the retail sale of prescription and non-prescription drugs, and carry additional product lines such as general merchandise, cosmetics, toiletries, household items, food and beverages. Customer prescription purchases can be made at Walgreen's drugstores as well as through the mail, telephone and the Walgreen's Web site. Walgreen drugstores sell independent brand name products purchased from domestic and foreign suppliers as well as products marketed under Walgreen's own various trade names.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       31.25  January      27.94  January      40.94  January      36.28  January      29.00  January      34.55
February      32.00  February     25.81  February     44.32  February     40.24  February     28.14  February     35.66
March         28.25  March        25.75  March        40.80  March        39.19  March        29.48  March        32.95
April         26.88  April        28.13  April        42.78  April        37.77  April        30.86  April        34.48
May           23.25  May          28.38  May          40.19  May          38.26  May          30.79  May          35.01
June          29.38  June         32.19  June         34.46  June         38.63  June         30.10  June         36.21
July          28.31  July         31.19  July         33.70  July         35.33  July         29.92  July         36.40
August        23.19  August       32.88  August       34.35  August       34.75  August       32.57  August       36.45
September     25.38  September    37.94  September    34.43  September    30.76  September    30.64  September    35.83
October       25.19  October      45.63  October      32.38  October      33.75  October      34.82
November      29.13  November     44.56  November     33.00  November     28.79  November     36.81
December      29.25  December     41.81  December     33.66  December     29.19  December     36.38

    The closing price on October 20, 2004 was $36.14.

                           WAL-MART STORES, INC. (WMT)

         Wal-Mart Stores, Inc. operates retail stores, primarily under the name Wal-Mart and Wal-Mart Supercenters, membership warehouses under the name SAM'S CLUB, and an online store, walmart.com. Wal-Mart's business is divided into three segments: Wal-Mart Stores, SAM'S CLUB, and International. The Wal-Mart Stores segment, which includes Discount Stores, Supercenters and Neighborhood Markets, operates in the United States and offers a variety of third-party and Wal-Mart brand merchandise, including clothing, household and sporting goods as well as groceries. SAM'S CLUB stores offer members bulk-quantity merchandise and grocery items. The International segment includes retail operations in Argentina, Brazil, Canada, Germany, Korea, Mexico, Puerto Rico, The United Kingdom, China, Japan and the United States. In 2004, the Company acquired Bompreco S.A. Supermercados do Nordeste, a supermarket chain in northern Brazil. In addition, Wal-Mart owns an unconsolidated 37.8% interest in the Japanese retailer The Seiyu, Ltd.

             Closing             Closing             Closing             Closing             Closing             Closing
  1999        Price    2000       Price    2001       Price    2002       Price    2003       Price     2004      Price
---------    ------- --------    ------- --------    ------- --------    ------- --------    ------- --------    -------
January       43.00  January      54.75  January      56.80  January      59.98  January      47.80  January      53.85
February      43.06  February     48.88  February     50.09  February     62.01  February     48.06  February     59.56
March         46.09  March        56.50  March        50.50  March        61.30  March        52.03  March        59.69
April         46.00  April        55.38  April        51.74  April        55.86  April        56.32  April        57.00
May           42.63  May          58.00  May          51.75  May          54.10  May          52.61  May          55.73
June          48.25  June         57.63  June         48.80  June         55.01  June         53.67  June         52.76
July          42.25  July         54.94  July         55.90  July         49.18  July         55.91  July         53.01
August        44.31  August       47.44  August       48.05  August       53.48  August       59.17  August       52.67
September     47.56  September    48.13  September    49.50  September    49.24  September    55.85  September    53.20
October       56.69  October      45.38  October      51.40  October      53.55  October      58.95
November      57.50  November     52.19  November     55.15  November     53.90  November     55.64
December      69.13  December     53.13  December     57.55  December     50.51  December     53.05

    The closing price on October 20, 2004 was $52.48.

================================================================================




















                        1,000,000,000 Depositary Receipts




                              Retail HOLDRSSM Trust



                          -----------------------------
                               P R O S P E C T U S
                          -----------------------------


                                October 25, 2004








================================================================================